UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 17, 2018

OCONEE FEDERAL FINANCIAL CORP.

(Exact name of Registrant as specified in its charter)

Federal (State or Other Jurisdiction of Incorporation)	001-35033 (Commission File Number)	32-0330122 (I.R.S. Employer Identification No.)

201 East North Second Street, Seneca, South Carolina 29678

(Address of principal executive offices)

(864) 882-2765

Registrant's telephone number, including area code

Not Applicable

(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02	Results of Operations and Financial Results

On August 17, 2018, Oconee Federal Financial Corp. issued a press release to announce its results of operations for the year ended June 30, 2018. The press release is included as Exhibit 99.1 to this report. The information included in the press release is considered to be “furnished” under the Securities Exchange Act of 1934.

Item 9.01	Financial Statements and Exhibits

(a)	Financial Statements of businesses acquired. Not Applicable.

(b)	Pro forma financial information. Not Applicable.

(c)	Shell company transactions. None

(d)	Exhibits.

Exhibit 99.1	Press release dated August 17, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCONEE FEDERAL FINANCIAL CORP.

Date: August 17, 2018	By:	/s/ John Hobbs
John Hobbs
Chief Financial Officer
(Duly Authorized Representative)